Exhibit 10.1

January 17, 2013

Brio Capital, LP
c/o Brio Capital Management, LLC
100 Merrick Road
Suite 401W
Rockville Centre, NY 11570-4800
Attention: Shaye Hirsch

Re:        Reset Offer for Series B Warrants

Dear Mr. Hirsch:

We are pleased to offer to you the opportunity to reprice the Series B Common Stock Purchase Warrants (“Warrants”) held by Brio Capital, LP (“Brio”).  Reference is made to the Securities Purchase Agreement (collectively, the “Agreement”), dated March 21, 2012, as amended April 13, 2012, by and between GeoVax Labs, Inc. (the “Company”), Sabby Healthcare Volatility Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd., and Brio pursuant to which the Warrants were issued.  The resale of the shares purchased upon such exercise (“Warrant Shares”) has been registered for sale pursuant to a registration statement on Form S-1 (File No. 333-180535) (the “Registration Statement”).  The Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future.  Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

In consideration for exercising an aggregate of 266,667 Warrants for cash (the “Warrant Exercise”), the Company hereby offers you a reduced exercise price of $0.60 in lieu of the current exercise price of $0.75.  Brio may accept this offer by signing this letter below, with such acceptance constituting Brio’s exercise of the Warrants for an aggregate exercise price of $160,000.20 (the "Warrants Exercise Price").

From the date hereof until March 31, 2013, other than an Exempt Issuance, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

Brio acknowledges and agrees that the repricing of the Warrants as contemplated herein, or a similar repricing of the Series B Common Stock Purchase Warrants held by the other two parties to the Agreement, will not trigger the anti-dilution provisions contained in the Series A or Series B Common Stock Purchase Warrants dated March 21, 2012 held by Brio.

On or before 10:00 a.m. Eastern Time on the business day immediately following the date hereof, the Company shall file a Form 8-K disclosing the material terms hereunder, and on or before 8:30 a.m. Eastern Time on the business day immediately following the date the Company receives the Warrants Exercise Price, the Company shall have filed a prospectus supplement to the registration statement reflecting the exercise of the Warrants and disclosing the terms of this offer  The Company represents, warrants and covenants that, upon acceptance of this offer, the shares underlying the Warrants shall be issued free of any legends or restrictions on resale by Brio and all of the Warrant Shares shall be delivered electronically through the Depository Trust Company within 2 business days of the date the Company receives the Warrants Exercise Price.  The terms of the Warrants, including but not limited to the obligations to deliver the Warrant Shares, shall otherwise remain in effect as if the acceptance of this offer were a formal Notice of Exercise (including but not limited to any liquidated damages and compensation in the event of late delivery of the Warrant Shares).

To accept this offer, Brio must counter execute this letter agreement and return the fully executed agreement to the Company at (678) 384-7283, attn.: Mark W. Reynolds, Chief Financial Officer on or before 12:00 p.m. January 17, 2013.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

GEOVAX LABS, INC.

By: _______________________
Name:   Robert T. McNally
Title:     President & CEO

Wire Instructions:  See attached Exhibit A

Accepted and Agreed to:
Brio Capital, LP.

By: ________________________
Name:
Title:
Date:

January 17, 2013

Sabby Healthcare Volatility Master Fund, Ltd.
c/o Sabby Management, LLC
10 Mountainview Road, Suite 205
Upper Saddle River, NJ 07458
Attn:  Robert Grundstein

Sabby Volatility Warrant Master Fund, Ltd.
c/o Sabby Management, LLC
10 Mountainview Road, Suite 205
Upper Saddle River, NJ 07458
Attn:  Robert Grundstein

Re:         Reset Offer for Series B Warrants

Dear Mr. Grundstein:

We are pleased to offer to you the opportunity to reprice the Series B Common Stock Purchase Warrants held by Sabby Healthcare Volatility Master Fund, Ltd. (“Sabby Healthcare”) and Sabby Volatility Warrant Master Fund, Ltd. (“Sabby Volatility” and together referred to herein as “Sabby”), referred to herein as the “Warrants.”  Reference is made to the Securities Purchase Agreement (collectively, the “Agreement”), dated March 21, 2012, as amended April 13, 2012, by and between GeoVax Labs, Inc. (the “Company”), Sabby, and Brio Capital, LP (“Brio”) pursuant to which the Warrants were issued.  The resale of the shares purchased upon such exercise (“Warrant Shares”) has been registered for sale pursuant to a registration statement on Form S-1 (File No. 333-180535) (the “Registration Statement”).  The Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future.  Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

In consideration for exercising an aggregate of 1,500,000 Warrants for cash (the “Warrant Exercise”), the Company hereby offers you a reduced exercise price of $0.60 in lieu of the current exercise price of $0.75.  Sabby may accept this offer by signing this letter below, with such acceptance constituting Sabby's partial exercise of the Warrants for an aggregate exercise price of $900,000.00 (the "Warrants Exercise Price"), to be apportioned between Sabby Healthcare and Sabby as they shall determine.  Additionally, in order to facilitate the exercise of the Warrants, the Company agrees to hereby increase the Beneficial Ownership Limitation in Section 2(e) of the Warrants to 9.99%.

Upon receipt of the Warrants Exercise Price, the Company shall cause the expiration date of the remaining unexercised portion of the Warrants to be extended until May 21, 2013.  For clarification purposes, the exercise price of these remaining Warrants shall be $0.60.

From the date hereof until March 31, 2013, other than an Exempt Issuance, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

Sabby acknowledges and agrees that the repricing of the Warrants as contemplated herein, or a similar repricing of the Series B Common Stock Purchase Warrants held by Brio, will not trigger the anti-dilution provisions contained in the Series A or Series B Common Stock Purchase Warrants dated March 21, 2012 held by Sabby.

On or before 10:00 a.m. Eastern Time on the business day immediately following the date hereof, the Company shall file a Form 8-K disclosing the material terms hereunder, and on or before 8:30 a.m. Eastern Time on the business day immediately following the date the Company receives the Warrants Exercise Price, the Company shall have filed a prospectus supplement to the registration statement reflecting the exercise of the Warrants and disclosing the terms of this offer  The Company represents, warrants and covenants that, upon acceptance of this offer, the shares underlying the Warrants shall be issued free of any legends or restrictions on resale by Sabby and all of the Warrant Shares shall be delivered electronically through the Depository Trust Company within 2 business days of the date the Company receives the Warrants Exercise Price.  The terms of the Warrants, including but not limited to the obligations to deliver the Warrant Shares, shall otherwise remain in effect as if the acceptance of this offer were a formal Notice of Exercise (including but not limited to any liquidated damages and compensation in the event of late delivery of the Warrant Shares).

To accept this offer, Sabby must counter execute this letter agreement and return the fully executed agreement to the Company at (678) 384-7283, attn.: Mark W. Reynolds, Chief Financial Officer on or before 12:00 p.m. January 17, 2013.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

GEOVAX LABS, INC.

By: _______________________
Name:   Robert T. McNally
Title:     President & CEO
Wire Instructions:  See attached Exhibit A

Accepted and Agreed to:

SABBY HEALTHCARE VOLATILITY MASTER FUND, LTD.

By: ________________________
Name:
Title:
Date:

SABBY VOLATILITY WARRANT MASTER FUND, LTD.

By: ________________________
Name:
Title:
Date:

DTC Instructions:  See attached Exhibit B